UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2021

Hawthorn Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Missouri	0-23636	43-1626350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 East High Street, PO Box 688, Jefferson City, Missouri 65102 (Address of Principal Executive Offices) (Zip Code)

573-761-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	HWBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Hawthorn Bancshares, Inc. held its annual meeting of shareholders on Tuesday, June 8, 2021, at which meeting our shareholders voted upon the following matters:

*The election of two Class II directors to hold office for a term expiring at our 2024 annual meeting of shareholders and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

*The ratification and approval of the selection of KPMG, LLP as our independent registered public accounting firm for the year ending December 31, 2021; and

*The non-binding advisory vote on executive compensation.

Election of Directors

At the annual meeting, Frank E. Burkhead and Gus S. Wetzel, III were elected as Class II directors. The following is a summary of the votes cast at the annual meeting with respect to the election of directors:

Frank E. Burkhead

For – 2,937,846

Against – 589,372

Abstain – 83,193

There were 951,711 broker non-votes with respect to this matter.

Gus S. Wetzel, III

For – 3,331,103

Against – 195,734

Abstain – 83,574

There were 951,711 broker non-votes with respect to this matter.

In addition to the two Class II directors elected at the Annual Meeting, the persons continuing in their term of office as members of our board of directors are:

Class I Directors (terms to expire in 2023)

Kathleen L. Bruegenhemke

Philip D. Freeman

Jonathan D. Holtaway

Class III Directors (terms to expire in 2022)

Kevin L. Riley

David T. Turner

Ratification and Approval of Independent Registered Public Accounting Firm

At the annual meeting, the selection of KPMG, LLP as our independent registered public accounting firm for the year ending December 31, 2021 was ratified and approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

For – 4,429,034

Against – 56,986

Abstain – 76,101

There were no broker non-votes with respect to this matter.

Advisory Approval of the Compensation of our Executives

At the annual meeting, the compensation of our executives disclosed in the proxy statement prepared with respect to the annual meeting was approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

For – 3,439,886

Against – 49,207

Abstain – 121,319

There were 951,711 broker non-votes with respect to this matter.

Additional information regarding the matters voted on at the annual meeting is contained in our proxy statement dated April 29, 2021.

Item 9.01 Financial Statements and Exhibits.

The full text of the press release is furnished as an exhibit to this report on Form 8-K.

Exhibit No	Description

99.1	Press release, dated June 10, 2021, issued by Hawthorn Bancshares, Inc. announcing results of its Annual Shareholders Meeting.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2021	Hawthorn Bancshares, Inc. By: /s/ David T. Turner Name: David T. Turner Title: Chairman, CEO & President

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